SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
      Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Materials Pursuant toss.240.14a-11(c) orss.240.14a-12

                              AVALON CAPITAL, INC.
                              --------------------
                 Name of Registrant as Specified In Its Charter

                                       N/A
          ------------------------------------------------------ ----
      Name of Person(s) Filing Proxy Statement if other than the Registrant

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

        1)   Title of each class of securities to which transaction applies:


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        2)   Aggregate number of securities to which transaction applies:


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        3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):



        --------------------------------------------------------------------

        4)   Proposed maximum aggregate value of transaction:


        --------------------------------------------------------------------

                                       (i)

           5)   Total fee paid:



[   ] Fee paid previously with preliminary materials:

[   ] Check box if any part of the fee is offset as provided by Exchange
      Act Rule 0-11(a)(2) and identify the filing for which such offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)   Amount Previously Paid:


      -----------------------------------------------------------------------

      2)   Form, Schedule or Registration Statement No.:



      -----------------------------------------------------------------------

      3)   Filing Party:


      -----------------------------------------------------------------------


      4)   Date Filed:



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                                      (ii)

                              AVALON CAPITAL, INC.
                               34 Chambers Street
                           Princeton, New Jersey 08542






                                December 4, 2000


Dear Shareholder:

           We are pleased to enclose the Notice and Proxy Statement for the Annual Meeting of Shareholders of Avalon Capital, Inc. (the "Fund"), to be held at 10:00 a.m. (E.S.T.) on Monday, January 29, 2001 at the Equinox Hotel, 3567 Main Street, Manchester Village, Vermont 05254.

           Please take the time to read the Proxy Statement and cast your vote, since it covers matters that are important to the Fund and to you as a shareholder. At the Annual Meeting, Fund shareholders will be asked to consider and vote on the following proposals:

           1. To elect two (2) Directors to serve until their successors are elected and qualified.

           2. To ratify the selection of Deloitte & Touche LLP as independent auditors for the Fund.

           3. To transact such other business as may properly come before the Annual Meeting of Shareholders or any adjournments thereof.

           The Directors of the Fund have concluded that the proposals are in the best interests of the Fund and its shareholders and recommend that you vote FOR each of the proposals, which are described in more detail in the enclosed Proxy Statement.

           We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                      Very truly yours,


                                      /s/ Daniel E. Hutner
                                      Daniel E. Hutner
                                      Chief Executive Officer and President

                              AVALON CAPITAL, INC.
                               34 Chambers Street
                           Princeton, New Jersey 08542
                                 (609) 683-3916




                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON JANUARY 29, 2001

TO THE SHAREHOLDERS OF AVALON CAPITAL, INC.:

           NOTICE IS HEREBY GIVEN, that the Annual Meeting of Shareholders (the "Meeting") of AVALON CAPITAL, INC. (the "Fund"), a registered investment company, will be held on January 29, 2001 at 10:00 a.m. (E.S.T.), at the Equinox Hotel, 3567 Main Street, Manchester Village, Vermont 05254 for the following purposes:

           1. To elect two (2) Directors to serve until their successors are elected and qualified.

           2. To ratify the selection of Deloitte & Touche LLP as independent auditors for the Fund.

           3. To transact such other business as may properly come before the Annual Meeting of Shareholders or any adjournments thereof.

           The close of business on November 30, 2000 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment thereof.

           YOUR ATTENTION IS CALLED TO THE ACCOMPANYING PROXY STATEMENT AND PROXY CARD. SHAREHOLDERS ARE ENCOURAGED TO CAREFULLY READ THE PROXY STATEMENT AND VOTE PROMPTLY BY EXECUTING AND RETURNING THE PROXY CARD IN THE ENCLOSED ENVELOPE. YOUR VOTE IS IMPORTANT FOR THE PURPOSE OF ENSURING A QUORUM AT THE ANNUAL MEETING. YOUR PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED BY THE SUBSEQUENT EXECUTION AND SUBMISSION OF A REVISED PROXY, BY GIVING WRITTEN NOTICE OF REVOCATION TO THE FUND AT ANY TIME BEFORE THE PROXY IS EXERCISED OR BY VOTING IN PERSON AT THE MEETING.

                                      By Order of the Board of Directors



                                      Michele Scheddin, Secretary

December 4, 2000

                              AVALON CAPITAL, INC.

                                 PROXY STATEMENT

                                       FOR

          ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 29, 2001

           This Proxy Statement is furnished by and on behalf of the Board of Directors of Avalon Capital, Inc. (the "Fund") in connection with the Fund's solicitation of voting instructions for use at the Annual Meeting of Shareholders of the Fund, or any adjournment thereof (the "Meeting") to be held on January 29, 2001 at 10:00 a.m., (E.S.T.), at the Equinox Hotel, 3567 Main Street, Manchester Village, Vermont 05254, for the purposes set forth below and in the accompanying Notice of Annual Meeting. At the Meeting, the shareholders of the Fund will be asked:

           1. To elect two (2) Directors to serve until their successors are elected and qualified.

           2. To ratify the selection of Deloitte & Touche LLP as independent auditors for the Fund.

           3. To transact such other business as may properly come before the Annual Meeting of Shareholders or any adjournments thereof.

           The election of the nominees for Director and the ratification of the selection of independent auditors require the affirmative vote of a simple majority of shares represented at the Meeting either in person or by proxy, assuming a quorum is present. Solicitation of proxies is being made primarily by the mailing of this Notice and Proxy Statement with its enclosures on or about December 4, 2000. Shareholders of the Fund whose shares of common stock are held by nominees, such as brokers, can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, officers of the Fund and employees of Hutner Capital Management, Inc. ("Hutner Capital" or the "Adviser"), without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile, or oral communication. The Fund will pay the cost of holding the Meeting, including the cost of printing and mailing the Proxy Statement and Proxy Card, tabulating votes cast, and any out-of-pocket expenses incurred with respect to the Meeting.

           The Fund issues only one class of common stock ("Common Stock"). Shareholders of the Fund at the close of business on November 30, 2000 (the "Record Date") will be entitled to be present and give voting instructions for the Fund at the Meeting with respect to their shares of Common Stock owned as of such Record Date. Shareholders will be entitled to one (1) vote for each full share, and a partial vote for each partial share of the Fund that they own on the Record Date on each matter. As of the Record Date, there were 829,483 shares of Common Stock outstanding and entitled to vote, representing total net assets of approximately $15,300,458.

           A shareholder may revoke the accompanying proxy at any time prior to its use by delivering to the Secretary of the Fund a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given.

           The persons named in the accompanying proxy will vote as directed by the proxy, but in the absence of voting directions in any proxy that is signed and returned, they intend to vote FOR each of the proposals and may vote in their discretion with respect to other matters not now known to the Directors of the Fund that may be presented at the Meeting.

           A majority of the outstanding shares of the Fund on the Record Date, represented in person or by proxy, must be present to constitute a quorum for the transaction of the Fund's business at the Meeting. If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve any or all of the Proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the Proposals that are the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. A shareholder vote may be taken on one or more of the Proposals in this proxy statement prior to any adjournment if sufficient votes have been received with respect to a Proposal. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the Meeting of the Fund for purposes of determining a quorum, but shall not be deemed represented at the Meeting for purposes of calculating the vote with respect to such matter. If a broker returns a "non-vote" proxy, indicating a lack of authority to vote on a matter, then the shares covered by such non-vote shall be deemed present at the Meeting for purposes of determining a quorum, but shall not be deemed represented at the Meeting for purposes of calculating the vote with respect to such matter.

                               INVESTMENT ADVISER

           Hutner Capital Management, Inc., the Adviser, is a registered investment adviser with the Securities and Exchange Commission. The Adviser was initially incorporated in the State of New York on February 7, 1995 and was reincorporated in New Jersey in 1996. Hutner Capital manages private accounts for individuals, trusts, estates, institutions and pension and profit-sharing plans totaling approximately $60 million. Hutner Capital has offices in Manchester, Vermont as well as at 34 Chambers Street, Princeton, New Jersey 08542. Daniel Hutner is the sole stockholder of Hutner Capital and serves as the Chairman of the Board and President. Mr. Hutner also serves as the General Partner of each of Avalon Partners, L.P. and Hutner Special Situations Fund, L.P. In addition, Mr. Hutner is the managing member of Hutner Capital Management, L.L.C., which serves as the General Partner of Hutner High Income Fund, L.P.

           Pursuant to the Advisory Agreement, Hutner Capital provides to the Fund investment management and financial advisory services, including causing the purchase and sale of securities in the Fund's portfolio, subject at all times to the policies set forth by the Board of Directors. Under the terms of the Advisory Agreement, Hutner Capital supervises all aspects of the Fund's investment operations.


                               OWNERSHIP OF SHARES

           The following three (3) shareholders were known by the Fund to own of record more than five (5%) percent of the outstanding shares of the Fund as of November 30, 2000: William Endicott, 44,343 shares (5.3%); Ann Keiser, 55,084 shares (6.6%); and Winifred Thomas, 119,875 shares (14.5%).

           The address for Ms. Keiser and Ms. Thomas is c/o Hutner Capital Management, Inc., 34 Chambers Street, Princeton, New Jersey 08542,

     PROPOSAL 1 -TO ELECT TWO DIRECTORS TO SERVE UNTIL THEIR SUCCESSORS ARE
                             ELECTED AND QUALIFIED

           At the Meeting, two Directors will be elected to serve as Directors of the Fund, each to serve until their successors are duly elected and qualified. There are currently five Directors sitting on the Board of Directors of the Fund, having been elected since 1995. The Fund has provisions in its Articles of Incorporation (the "Articles") and By-Laws that have the effect of limiting the ability of other entities or persons to acquire control of the Fund. Section (2) of Article VI of the Articles provides that the Board of Directors is to consist of three classes of directors, Class I, Class II and Class III, one class to be elected each year. At each annual meeting of shareholders, the term of one class will expire and directors will be elected to serve in that class for three (3) years. Thus, during a three year cycle, two directors will be elected in the first year, another two directors will be elected in the second year and one director will be elected in the third year. This provision makes it more difficult for a third party to obtain control of the Fund by delaying the replacement of a majority of the Board of Directors. A director may be removed from office only by a vote of the holders of seventy-five (75%) percent of the shares of the Fund entitled to be voted on the matter. Class I, II and III currently consist of the following Directors:

              Class I:            William Endicott and Edward Rosen
              Class II:           Daniel E. Hutner and Donald Smith
              Class III:          Nancy W. Hutner


       ONLY THE DIRECTORS IN CLASS II ARE HEREWITH BEING SUBMITTED TO THE SHAREHOLDERS OF THE FUND AS NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS

           Both of the nominees in Class II, DANIEL E. HUTNER and DONALD SMITH, are currently Directors and were elected to the Board of Directors by the sole shareholder of the Fund in 1995. Each nominee has consented to serve as a Director, if elected; however, should any nominee become unavailable to accept election, an event not now anticipated, the persons named in the proxy will vote in their discretion for another person or persons who may be then nominated as Director.

           The members of the Board of Directors, including the nominees, are set forth in the following table. The table also sets forth information about each of them individually, concerning age, address, principal occupation, business experience for at least the last five (5) years, and ownership of shares in the Fund. Mr. Hutner, a nominee for Director, is an "interested person" of the Fund as defined in the Investment Company Act of 1940 ("Interested Directors").


                         BOARD OF DIRECTORS OF THE FUND

----------------------------------- --------------------------------------------------- -------------------------------------------
                                                                                         NUMBER OF SHARES BENEFICIALLY OWNED AND
                                              PRINCIPAL OCCUPATION AND OTHER                         PERCENT OF CLASS
        NAME (AGE) AND ADDRESS                BUSINESS EXPERIENCE DURING THE                     AS OF NOVEMBER 30, 2000
                                                   PAST FIVE (5) YEARS
----------------------------------- --------------------------------------------------- -------------------------------------------

WILLIAM ENDICOTT (55)               Director of the Fund;  Director of the NAIC Growth             44,343 shares (5.3%)
Bethesda, MD  20816                 Fund,  Inc.,  1995 to 1997;  Member  of the  White
                                    House staff since 1999; Senior Advisor,
                                    U.S. Small Business Administration, 1997
                                    to 1999; Democratic National Committee,
                                    1995 to 1997, U.S. Olympic Coach 1977 to
                                    1992; staff, U.S. House of
                                    Representatives, 1970 to 1982; U.S.
                                    Marine Corps Reserve, 1973 to 1982.
----------------------------------- --------------------------------------------------- -------------------------------------------

EDWARD ROSEN (49)                   Director of the Fund;  President,  Star Children's             15,360 shares (1.9%)
Star Children's Dress Co.           Dress  Company,  Inc.  since 1985;  Vice-President
100 West 33rd Street                1983 to 1985.
New York, NY  10001
----------------------------------- --------------------------------------------------- -------------------------------------------

*DANIEL E. HUTNER** (51)            Chairman   of  the  Board  of   Directors,   Chief            101,360 shares (12.2%)
Hutner Capital Management, Inc.     Executive  Officer  and  President  of  the  Fund;
109 West Union Street               President,   Hutner   Capital   Management   since
Box 379                             February 1995;  Consultant,  National  Association
Manchester Village, VT 05254        of  Investors  Corp.  1995  to  1997;   President,
                                    Pulsifer and Hutner,  Inc., 1990 to 1996;  General
                                    Partner,   Avalon   Partners,   L.P.  since  1990;
                                    General  Partner,  Hutner Special  Situations Fund
                                    since  1994;  Managing  Member of  Hutner  Capital
                                    Management,  L.LC.,  the General Partner of Hutner
                                    High Income Fund, L.P.




----------------------------------- --------------------------------------------------- -------------------------------------------



                                      -4-


----------------------------------- --------------------------------------------------- -------------------------------------------
                                                                                         NUMBER OF SHARES BENEFICIALLY OWNED AND
                                              PRINCIPAL OCCUPATION AND OTHER                         PERCENT OF CLASS
        NAME (AGE) AND ADDRESS                BUSINESS EXPERIENCE DURING THE                     AS OF NOVEMBER 30, 2000
                                                   PAST FIVE (5) YEARS
----------------------------------- --------------------------------------------------- -------------------------------------------


*NANCY W. HUTNER (46)               Director   of  the  Fund;   Vice   President   and                3 shares (0%)
Hutner Capital Management, Inc.     Treasurer  of  the  Fund;  Administrator,   Avalon
109 West Union Street               Partners,  L.P.  1990  to  1999;  Vice  President,
Box 379                             Hutner   Capital    Management   1995   to   1999;
Manchester Village, VT              Consultant,  Pulsifer  and  Hutner,  Inc.  1983 to
05254                               1996;    Assistant   to   Director,    Development
                                    Administration, Princeton University,
                                    1980 to 1983; Researcher, National
                                    Geographic Society, 1976 to 1980.

----------------------------------- --------------------------------------------------- -------------------------------------------

DONALD SMITH** (56)                 Director of the Fund;  Director of Questar  Funds,              7,207 shares (0%)
Don Smith Realty, Inc.              Inc. since 1999;  Real Estate  Broker,  Gilsenan &
6 North Bayard Lane                 Company Realtors since 2000.
Mahwah, NJ 07430



----------------------------------- --------------------------------------------------- -------------------------------------------

MICHELE SCHEDDIN (32)               Vice  President  and  Secretary of the Fund;  Vice               104 shares (0%)
Hutner Capital Manage- ment, Inc.   President,  Hutner Capital  Management since 1996;
34 Chambers Street                  Assistant Portfolio Manager,  Pulsifer and Hutner,
Princeton, NJ 08542                 Incorporated, 1989-1996.

----------------------------------- --------------------------------------------------- -------------------------------------------


       *  "Interested" Director
       ** Nominee for Director


       As of November 30, 2000, each of the Directors and Officers of the Fund owned the number of shares shown in the above table and, as a group owned beneficially 20.3% of the Fund's outstanding shares.


       During the Fund's fiscal year ended August 31, 2000, the Board held five
(5) Board of Directors meetings and two (2) Audit Committee meetings. Each of the Directors attended at least seventy-five (75%) percent of the total meetings held during such fiscal year.

                                   COMMITTEES

           The Board has an Audit Committee which has met with Fund management to discuss, among other things, the Fund's audited financial statements for the year ended August 31, 2000. The Audit Committee has also met with the Fund's independent accountants and discussed with them certain matters required under SAS 61 including, but not limited to, the scope of the Fund's audit, the Fund's financial statements and the Fund's accounting controls. The Audit Committee has received the written disclosures and the letter from the Fund's independent accountants required by Independence Standards Board Standard No. 1, as may be modified or supplemented from time to time, and has discussed with the independent accountants, their independence. Based upon these reviews and discussions, the Audit Committee has recommended to the Board of Directors that the Fund's audited financial statements be included in the Fund's 2000 Annual Report to Shareholders for the year ended August 31, 2000 and be mailed to shareholders and filed with the Securities and Exchange Commission. The Audit Committee also adopted a written charter in October of 2000, a copy of which is attached hereto as Appendix A. The Audit Committee currently consists of all of the Independent Directors (William Endicott, Edward Rosen and Donald Smith). During 2000, the Audit Committee met twice. Each of the Independent Directors attended all of the Audit Committee meetings held. The Fund's Audit Committee will serve as the Nominating or Compensation committee to the extent necessary.


                   REMUNERATION OF BOARD MEMBERS AND OFFICERS

           The Fund pays each Director who is not an "interested person" as defined in the Investment Company Act of 1940, an annual fee of $1,000, together with such Director's actual out-of-pocket expenses related to attendance at such meetings. The Fund does not compensate "interested persons" who serve on the Board of Directors. For the year ending August 31, 2000 and thereafter, each of the Fund's independent directors will receive a director's fee of $1,000. Independent Directors will also continue to be reimbursed for any travel or other expenses incurred for such attendance. The officers of the Fund are not paid compensation by the Fund for their work as officers, and no fees are paid to interested Directors for the performance of their duties.

           For the fiscal year ended August 31, 2000, the Directors listed below received the following compensation:


                        FISCAL YEAR ENDED AUGUST 31, 2000
                               COMPENSATION TABLE

------------------------------- ----------------------- ----------------------- -------------------------- ------------------------

               (1)                       (2)                     (3)                       (4)                       (5)
------------------------------- ----------------------- ----------------------- -------------------------- ------------------------


                                                        Pension or Retirement                              Total Compensation From
                                                         Benefits Accrued As                                Fund and Fund Complex
                                      Aggregate         Part of Fund Expenses       Estimated Annual         Paid to Directors**
    Name of Person, Position    Compensation From Fund                          Benefits Upon Retirement
------------------------------- ----------------------- ----------------------- -------------------------- ------------------------
------------------------------- ----------------------- ----------------------- -------------------------- ------------------------


DANIEL E. HUTNER*                        None                    None                     None                       None
Director
------------------------------- ----------------------- ----------------------- -------------------------- ------------------------

NANCY W. HUTNER*                         None                    None                     None                       None
Director
------------------------------- ----------------------- ----------------------- -------------------------- ------------------------

WILLIAM ENDICOTT                        $1,000                   None                     None                      $1,000
Director
------------------------------- ----------------------- ----------------------- -------------------------- ------------------------

EDWARD ROSEN                            $1,000                   None                     None                      $1,000
Director
------------------------------- ----------------------- ----------------------- -------------------------- ------------------------

DONALD SMITH                            $1,000                   None                     None                      $1,000
Director
------------------------------- ----------------------- ----------------------- -------------------------- ------------------------

*      Interested Directors
** The Fund is the only fund in the Fund Complex. The executive officers of the Fund are: Daniel E. Hutner, Nancy W. Hutner and Michele Scheddin.


                        RECOMMENDATION AND REQUIRED VOTE

           The affirmative vote of the holders of a simple majority of the shares of the Fund represented at the meeting, assuming a quorum is present, is required to approve the election of the nominees of Class II

                  THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS
       THAT SHAREHOLDERS OF THE FUND VOTE FOR THE ELECTION OF THE NOMINEES


PROPOSAL 2.          TO RATIFY THE SELECTION OF INDEPENDENT AUDITORS

           At a meeting of the Board held on October 3, 2000, the Board, including a majority of Directors who are not "interested persons" as defined in the 1940 Act, as well as the Directors who were members of the Audit Committee, selected the accounting firm of Deloitte & Touche LLP to act as the independent auditors of the Fund for the fiscal year ending August 31, 2001.

           Deloitte & Touche LLP has served as independent auditors for the Fund with respect to its financial statements since the inception of the Fund in 1995. Based upon a recommendation from the Adviser, the Directors deemed it appropriate at the organizational meeting to select Deloitte & Touche LLP as independent auditors. The Board selected Deloitte & Touche LLP after considering that firm's experience as independent auditors to various investment companies throughout the United States.

           Since the Fund's inception in 1995, there have been no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of that firm, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

           Deloitte & Touche LLP are independent auditors and have no direct financial or material indirect financial interest in the Fund. Representatives of Deloitte & Touche LLP are not expected to be at the Meeting but have been given the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

           The Board's selection is submitted to the shareholders for ratification.

                        RECOMMENDATION AND REQUIRED VOTE

           The affirmative vote of the holders of a simple majority of the shares of the Fund represented at the meeting, assuming a quorum is present, is required for the ratification of the selection of independent auditors.

       THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT SHAREHOLDERS OF
 THE FUND RATIFY THE SELECTION OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS
               FOR THE FUND FOR THE YEAR ENDING AUGUST 31, 2001.



                    OTHER MATTERS TO COME BEFORE THE MEETING

           The Fund's management does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

                              SHAREHOLDER PROPOSALS

           Stockholders wishing to submit proposals for inclusion in a Proxy Statement for a subsequent stockholders' meeting should send their written proposals addressed to the Secretary of the Fund at 34 Chambers Street, Princeton, New Jersey 08542. Proposals must be received at a reasonable time prior to the date of a meeting of stockholders to be considered for inclusion in the materials for the Fund's meeting. Timely submission of a proposal does not, however, necessarily mean that such proposal will be included.

                             REPORTS TO SHAREHOLDERS

           The Fund will furnish, without charge, a copy of the Annual Report and the most recent Semi-Annual Report regarding the Fund on request. Requests for such reports should be directed to American Data Services, Inc., the Fund's Administrator, at (631) 951-0500.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

           U.S. securities laws require that the Fund's shareholders owning more than 10% of outstanding shares, Directors, and officers, as well as affiliated persons of the Fund's Adviser, report their ownership of the Fund's shares and any changes in that ownership. During the calendar year ended December 31, 1999, the filing dates for these reports were met. In making this disclosure, the Fund has relied on the written representations of the persons affected and copies of their relevant findings.



      IN ORDER THAT THE PRESENCE OF A QUORUM AT THE MEETING MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A
    SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.



                                              By Order of the Board of Directors



                                              Michele Scheddin, Secretary

December 4, 2000
34 Chambers Street
Princeton, New Jersey 08542

                                                                      APPENDIX A
                                                                      ----------

                             AUDIT COMMITTEE CHARTER

                              AVALON CAPITAL, INC.

                                  ORGANIZATION

The members of the Audit Committee of the Board of Directors ("Directors") of Avalon Capital, Inc., a closed-end registered investment company (the "Fund") are selected by the full Board of Directors. The members of the Audit Committee shall consist of not less than three persons (except as otherwise provided below) who are not "interested persons" (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund and who are "independent" within the meaning of the audit committee rules of any securities exchange on which the Fund's shares are listed for trading. Each member of the Audit Committee shall be financially literate, as such qualification is interpreted by the Board of Directors in its business judgment, or must become financially literate within a reasonable period of time after his appointment to the Audit Committee. At least one member of the Audit Committee must have accounting or related financial management expertise, as the Board of Directors interprets such qualification in its business judgment. In the event that the Fund currently has less than three members on its Audit Committee it must have three members not later than June 14, 2001.

STATEMENT OF POLICY
-------------------

The Fund's Audit Committee oversees the financial reporting process for the Fund. The Fund's Board and its Audit Committee recognize that they are the shareholders' representatives, that the auditors are ultimately accountable to the Board of Directors and the Audit Committee and that the Board of Directors and the Audit Committee have the authority and responsibility to select, evaluate and, where appropriate, recommend to shareholders the selection or replacement of the outside auditors.

The Fund's Audit Committee shall monitor the process for the Fund's valuation of portfolio assets. This is key to providing shareholders and regulators adequate, meaningful information for decision making. Members of the Fund's Audit Committee must have a general understanding regarding the accounting process and the control structure in place for the Fund. Open communication with management and the independent auditors is essential.

This Charter shall be reviewed annually by the Board of the Fund.

RESPONSIBILITIES OF THE AUDIT COMMITTEE
---------------------------------------

In order to provide reasonable flexibility, the following listed Committee responsibilities are described in broad terms:

o The Audit Committee's role is clearly one of oversight and review and not of direct management of the audit process. The Fund's Board and Audit Committee note that the outside auditors are ultimately accountable to the Board and the Audit Committee.

o The Audit Committee members are responsible for a general understanding of the Fund's accounting systems and controls.


o Committee members shall periodically evaluate the independent audit firm's performance and the costs of its services. The Audit Committee will make recommendations to the full Board of Directors regarding the selection of the independent audit firm. The Committee shall request from the independent auditors periodically a formal written statement (1) delineating all relationships between the auditors and the Fund, its investment adviser and their corporate affiliates and including disclosures regarding the auditors' independence required by Independence Standards Board Standard No. 1, as may be modified or supplemented, and
      (2) certifying that, in the view of the auditors, they are independent public accountants with respect to the Fund within the meaning of the Securities Act of 1933, as amended, and the applicable rules and regulations thereunder. The Audit Committee is responsible for actively engaging in a dialogue with the auditors with respect to any disclosed relationships or services that may affect the objectivity and independence of the auditors, and for recommending that the full Board take appropriate steps, if any, in response to the auditors' response to satisfy itself of the independence of the auditors.

o The Fund's Audit Committee is responsible for reviewing the scope of the audit proposed by the Fund's independent auditors.

o The Fund's Audit Committee is responsible for recording minutes of its meetings and reporting significant matters to the full Board of Directors. The Audit Committee, shall meet no less frequently than annually and receive information (as necessary) from, among others, the Fund's investment advisor or its counsel and Fund counsel, in addition to the auditors, in order to be informed about legal and accounting issues having the possibility of affecting the financial reporting process. This would include items of industry-wide importance and internal issues such as litigation.

o The Fund's Audit Committee is responsible for (i) reviewing and discussing with management and the auditors the Fund's audited financial statements; and (ii) discussing with the auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as may be modified or supplemented. The Audit Committee shall confirm that the independent auditors are satisfied with the disclosure and content of the Fund's audited financial statements and shall advise the Board of Directors with respect to its recommendation as to the inclusion of the Fund's audited financial statements in its Annual Report to Shareholders.

o In reviewing the activities of the independent auditors, the Fund's Audit Committee shall consider the auditors' comments with respect to the appropriateness and adequacy of the Fund's accounting policies, procedures and principles.

o The Audit Committee should take appropriate steps to keep apprised of regulatory changes and new accounting pronouncements that affect net asset value calculations and financial statement reporting requirements.

o The Fund's Audit Committee shall review and reassess the adequacy of this Charter on an annual basis.

EFFECTIVE DATE
--------------

This Audit Committee Charter shall be effective as of September 1, 2000.

                          PROXY - AVALON CAPITAL, INC.

             PROXY FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON

                                JANUARY 29, 2001

                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned owner of Common Stock, par value $.001 per share (the "Common Stock") of Avalon Capital, Inc. (the "Fund") hereby instructs DANIEL E. HUTNER or NANCY W. HUTNER ("Proxies") to vote the shares of the Common Stock held by him or her at the Annual Meeting of Shareholders of the Fund to be held at 10:00 a.m., (E.S.T.), on January 29, 2001 at the Equinox Hotel, 3567 Main Street, Manchester Village, Vermont, 05254, and at any adjournment thereof, in the manner directed below with respect to the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, and in the Proxies' discretion, upon such other matters as may properly come before the meeting or any adjournment thereof.


[X]        PLEASE MARK YOUR VOTES
           AS IN THIS EXAMPLE.                                                  FOR        AGAINST        ABSTAIN

           1.   Election of  Directors:                                         [ ]          [ ]             [ ]

                FOR, EXCEPT VOTE WITHHELD FROM THE FOLLOWING NOMINEE(S):_____________________

                Nominee(s)     :          DANIEL E. HUTNER
                                          DONALD SMITH

           2.   Ratification of the selection of Deloitte & Touche LLP
                as the Fund's independent accountants.                          [ ]          [ ]             [ ]

           3.   In their discretion to act upon such other matters
                as may properly come before the Annual Meeting
                or any adjournment thereof.                                     [ ]          [ ]             [ ]


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE STOCKHOLDER. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF THE ABOVE PROPOSALS.
Your proxy is important to assure a quorum at the Annual Meeting whether or not you plan to attend the Meeting in person. You may revoke this proxy at any time, and the giving of it will not effect your right to attend the Annual Meeting and vote in person.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


SIGNATURE(S)_________________________DATE_____________

            _________________________DATE_____________

NOTE: PLEASE SIGN EXACTLY AS NAME APPEARS. WHEN SHARES ARE HELD AS JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER AND IF A PARTNERSHIP, PLEASE SIGN IN THE PARTNERSHIP NAME BY AUTHORIZED PERSON.